Current Tax Assets and Liabilities - Summary of Current Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Tax Receivables
Monthly provisional tax payments	$ 118,609	$ 98,158
Other	9,271	9,163
Total	127,880	107,321
Tax Payables
Income tax	222,870	220,727
Total	$ 222,870	$ 220,727